SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K/A

                            _______________________


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): April 20, 2005


                             TRANS-LUX CORPORATION
                             ---------------------
            (Exact name of registrant as specified in its charter)


     Delaware                          1-2257                   13-1394750
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(State or other jurisdiction         (Commission              (I.R.S. Employer
        of incorporation)             File Number)           Identification No.)


                 110 Richards Avenue, Norwalk, CT  06856-5090
                 --------------------------------------------
              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code:  (203) 853-4321


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        (Former name or former address, if changed since last report.)













Item 4.01   Change in Registrant's Independent Registered Public Accounting Firm


(a)     (i)     As set forth in the Registrant's Proxy Statement filed April 20,
                2005, the Registrant has replaced Deloitte & Touche LLP with
                Eisner LLP as its independent registered public accountants.
                Deloitte & Touche LLP was advised on April 20, 2005 that they were being dismissed.

        (ii) The former principal accountants' reports on the Registrant's financial statements for the past two years ended December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

        (iii) The decision to change accountants was approved by the Audit Committee of the Board of Directors.

        (iv) During the Registrant's two most recent fiscal years ended December 31, 2004, and subsequent thereto, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

        (v) During the Registrant's two most recent fiscal years ended December 31, 2004, the accountants did not advise the Registrant of any reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        (vi) Deloitte & Touche LLP has furnished the Registrant a copy of a letter addressed to the Securities & Exchange Committee stating whether it agrees with the above statements. A copy of their letter, dated April 26, 2005 is filed as Exhibit 16.1 to this Form 8-K.

(b) Effective April 20, 2005, the Audit Committee of the Board of Directors of the Registrant retained Eisner LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005 to replace Deloitte & Touche LLP as the Registrant's independent registered public accounting firm.

(c) During the Registrant's two most recent fiscal years and subsequent interim period through April 20, 2005, the Company did not consult Eisner LLP on any matters regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements by Eisner LLP that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is used in
        Item 304(a)(1)(iv) of Regulation S-K and the related instructions to
        Item 304 of Regulation S-K, or a reportable event as that term is defined in Item 304(a)(1)(v) of Regulation S-K.



Item 9.01   Financial Statements and Exhibits

        (c)     Exhibits:

                16.1 Letter from Deloitte & Touche LLP dated April 26, 2005, to the Securities & Exchange Commission.


                                        SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    TRANS-LUX CORPORATION



                                                By: /s/ Angela D. Toppi
                                                    ------------------------
                                                    Angela D. Toppi
                                                    Executive Vice President
                                                    and Chief Financial Officer



Date:  April 26, 2005